UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011

LORILLARD, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34097 (Commission file number)	13-1911176 (I.R.S. Employer Identification No.)
714 Green Valley Road
Greensboro, North Carolina 27408-7018
(Address of principal executive offices)
(336) 335-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 4, 2011, Lorillard Tobacco Company (the “Company”), a wholly owned subsidiary of Lorillard, Inc., (“Lorillard” or “Guarantor”) issued $500,000,000 aggregate principal amount of 3.500% Senior Notes due August 4, 2016 (the “2016 Senior Notes”) and $250,000,000 aggregate principal amount of 7.000% Senior Notes due August 4, 2041 (the “2041 Senior Notes,” and together with the 2016 Senior Notes, the “Notes”) The Notes will be unconditionally guaranteed by Lorillard.
     The Notes were sold in a registered offering under the Securities Act of 1933, pursuant to the Guarantor’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on June 11, 2009. The material terms of the Notes are described in the Company’s prospectus supplement dated August 1, 2011 filed with the SEC on August 2, 2011. The Notes were issued pursuant to an Indenture dated June 23, 2009, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the third supplemental indenture dated August 4, 2011 (the “Third Supplemental Indenture”). Lorillard’s guarantee was issued pursuant to the Indenture, and evidenced by a guarantee agreement made by Lorillard in favor of the Trustee for the Notes (the “Guarantee Agreement”). The Indenture is filed as Exhibit 4.1, the Third Supplemental Indenture is filed as Exhibit 4.2, the form of the 2016 Senior Notes is filed as Exhibit 4.3, the form of the 2041 Senior Notes is filed as Exhibit 4.4, the form of 2016 Senior Notes Guarantee is filed as Exhibit 4.5 and the form of 2041 Senior Notes Guarantee is filed as Exhibit 4.6 to this Current Report on Form 8-K (the “Form 8-K”).
     In connection with the issuance of the Notes, the Company and Lorillard entered into an Underwriting Agreement dated August 1, 2011 (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC as representatives of the underwriters listed therein (the “Underwriters”). Pursuant to and subject to the terms and conditions of the Underwriting Agreement, the Underwriters agreed to purchase the Notes from the Company for resale in the registered offering. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.
     In connection with the Notes offering, Cahill Gordon & Reindel llp provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.
     The above description of the Underwriting Agreement, the Indenture, the Third Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to the terms of those agreements attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
1.1	Underwriting Agreement dated August 1, 2011 among Lorillard Tobacco Company, Lorillard, Inc. and Barclays Capital Inc., as representative for the underwriters named therein.
4.1
Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to Lorillard’s Current Report on Form 8-K (File No. 1-34097) filed on June 23, 2009.

4.2	Third Supplemental Indenture, dated August 4, 2011, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Form of 3.500% Senior Note due 2016 of Lorillard Tobacco Company (included in Exhibit 4.2).
4.4	Form of 7.000% Senior Note due 2041 of Lorillard Tobacco Company (included in Exhibit 4.2).
4.5	Form of Guarantee Agreement of Lorillard, Inc. for the 3.500% Senior Notes due 2016 of Lorillard Tobacco Company (included in Exhibit 4.2).
4.6	Form of Guarantee Agreement of Lorillard, Inc. for the 7.000% Senior Notes due 2041 of Lorillard Tobacco Company (included in Exhibit 4.2).
5.1	Opinion of Cahill Gordon & Reindel llp.
23.1	Consent of Cahill Gordon & Reindel llp (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2011	LORILLARD, INC.
	By:	/s/ David H. Taylor
		Name:	David H. Taylor
		Title:	Executive Vice President, Finance and Planning and Chief Financial Officer